Munder Small-Mid Cap 130/30 Fund

Class A Shares (MAMSX)	Class R Shares (MRSMX)
Class C Shares (MCMSX)	Class Y Shares (MYMSX)
Class K Shares (MKMSX)	Class I Shares (MISMX)

Supplement Dated December 17, 2008

to Prospectus Dated October 31, 2008

Liquidation of the Small-Mid Cap 130/30 Fund

The Board of Trustees of the Munder Small-Mid Cap 130/30 Fund (“Fund”) has approved the liquidation of the Fund and determined it to be in the best interests of the shareholders.

The plan of liquidation provides that the Fund will automatically redeem all of its outstanding shares as soon as practicable. The liquidation is expected to occur on December 29, 2008 or such later date as the officers of the Fund determine.

The proceeds of the redemption will be the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund are paid or provided for. Any applicable contingent deferred sales charges (CDSCs) will be waived for redemptions that occur on or after the date of this Supplement. In addition, upon redemption, shareholders who paid a front-end sales charge at the time of their initial investment will receive a refund of the front-end sales charge paid.

The distribution to the Fund’s shareholders of the Fund’s liquidation proceeds will be made to all shareholders of record on the date of the liquidation. In order to prepare for liquidation, the Fund’s assets will be sold in an orderly fashion and reinvested in repurchase agreements or other comparable high quality money market instruments.

Liquidation proceeds will be paid entirely in cash, except in the case of individual retirement account shareholders held directly with the Munder Funds. For those accounts, shares of the Fund will be exchanged automatically for shares of the corresponding class of the Munder Bond Fund, a fixed income mutual fund. A prospectus for the Munder Bond Fund is included with the notice sent to affected shareholders.

Effective immediately, the Fund is closed to new investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE